SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 4, 2011

DAVE & BUSTERS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-15007	43-1532756

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2481 Manana Drive
Dallas, TX 75220

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (214) 357-9588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                             Results of Operations and Financial Condition.

The information set forth below under Item 7.01 “Regulation FD Disclosure” is hereby incorporated by reference into this Item 2.02.

Item 7.01                             Regulation FD Disclosure

On May 4, 2011, Dave & Buster’s, Inc. (the “Company”) issued a press release announcing the Company’s expectations for its comparable store sales performance for the first quarter of fiscal 2011 versus the same period in fiscal 2010, and that there were no outstanding borrowings under the revolving credit portion of its senior secured credit facility as of May 1, 2011.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in Items 2.02 and 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information furnished in Items 2.02 and 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01              Exhibits

(d)       Exhibits

Exhibit	Description
99.1	Press release dated May 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S, INC.

Date: May 4, 2011	By:	/s/ Jay L. Tobin
Jay L. Tobin
Senior Vice President, General Counsel
and Secretary